THE ROCKHAVEN FUND
                       THE ROCKHAVEN DIVIDEND PREMIER FUND
                     each a series of Advisors Series Trust

                          Supplement dated July 1, 2002
                    To the Prospectus dated January 28, 2002

On June 13, 2002, Strong Financial Corporation ("Strong Financial") entered into an agreement to acquire all of the outstanding ownership interests of Rockhaven Asset Management, LLC ("Rockhaven"), the Funds' investment adviser. The acquisition, if closed, will constitute an "assignment" under the Investment Company Act of 1940 and a termination of the Funds' investment advisory agreement with Rockhaven.

To address this issue, the Board of Trustees of Advisors Series Trust, the business trust of which the Funds are a part, has approved a new investment advisory agreement with Strong Capital Management, Inc. ("Strong Capital"), a subsidiary of Strong Financial. The terms are substantially similar to the terms of the current investment advisory agreement with Rockhaven, and the same personnel who currently manage the Funds will continue to manage the Funds as employees of Strong Capital. The new advisory agreement requires shareholder approval to become effective, so the Board has scheduled a meeting of the shareholders of the Funds for August 30, 2002 to consider its approval.

The Board has also approved a proposal for the tax-free reorganization of each of the Funds into newly created series of an investment company managed by Strong Capital. These reorganizations also require shareholder approval at the August 30 meeting. If the shareholders of a Fund approve the proposal and the reorganization closes, each holder of shares of the Fund will receive the same number of shares of the corresponding series of the new investment company.

The new funds will have substantially the same investment objectives, policies and strategies as the existing Funds, and will be managed by the same personnel who currently manage the Funds. Strong Capital will be the investment adviser to the new funds, and has agreed to limit the total operating expenses for each new fund, until at least May 1, 2003, to the same level as the current limit on the expenses of the corresponding Fund.

Since 1974, Strong Capital has provided investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong Capital provides investment management services for portfolios representing assets, as of May 31, 2002, of $45 billion.

All of these matters will be described in detail in a proxy statement to be sent to shareholders on or about August 2, 2002.